SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 15, 2002

FIRST USA BANK, NATIONAL ASSOCIATION

(Exact name of registrant as specified in its charter)

(As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)

Laws of the United States	0-16337	51-0269396
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

201 North Walnut Street, Wilmington, Delaware	19801

(Address of principal executive offices)	(Zip Code	)

302/594-400
Registrant’s telephone number, including area code

NA
(Former name or former address, if changed since last report)

Item 5.    Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

28A.	Excess Spread Analysis

28B.	Monthly Servicer’s Certificate –
Floating Rate Credit Card Certificates Series 1995-M
Floating Rate Credit Card Certificates Series 1995-O
Floating Rate Asset Backed Certificates Series 1996-S
Floating Rate Asset Backed Certificates Series 1997-U
Floating Rate Asset Backed Certificates Series 1999-X
Floating Rate Asset Backed Certificates Series 1999-Y

28C.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

28D.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

28E.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

28F.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

28G.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

28H.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST USA BANK, NATIONAL ASSOCIATION as Servicer

By:	/s/ Michael J. Grubb
Name: Michael J. Grubb Title: First Vice President

Date: August 15, 2002

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
28A.	Excess Spread Analysis

28B.	Monthly Servicer’s Certificate –
Floating Rate Credit Card Certificates Series 1995-M
Floating Rate Credit Card Certificates Series 1995-O
Floating Rate Asset Backed Certificates Series 1996-S
Floating Rate Asset Backed Certificates Series 1997-U
Floating Rate Asset Backed Certificates Series 1999-X
Floating Rate Asset Backed Certificates Series 1999-Y

28C.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

28D.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

28E.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

28F.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

28G.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

28H.	Certificateholder’s Payment Date Statement – First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y